UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  November 14, 2023
vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37524	47-3916571
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3980 Premier Drive, Suite 310
High Point, NC 27265
(Address of principal executive offices)
(336) 841-0300
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VTVT	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On November 14, 2023, the board of directors of vTv Therapeutics, Inc. (the “Company”) approved a reverse stock split at a ratio of 1-for-40, such that every 40 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) will be combined into one issued and outstanding share of Class A Common Stock and every 40 shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), will be combined into one issued and outstanding share of Class B Common Stock (together, the “Reverse Stock Split”). The Reverse Stock Split will be effective at 4:01 p.m., Eastern Time, on November 20, 2023. The Company expects that upon the opening of trading on November 21, 2023, the Company’s Class A Common Stock will begin trading on a post-split basis under CUSIP number 91835204. The Reverse Stock Split is being effected to regain compliance with the $1.00 per share minimum closing price required to maintain continued listing on the Nasdaq Capital Market.
The Reverse Stock Split will apply equally to all outstanding shares of the Class A Common Stock and Class B Common Stock, and each stockholder will hold the same percentage of Class A Common Stock and Class B Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares of Class A Common Stock and Class B Common Stock to which a stockholder is entitled resulting from the Reverse Stock Split will be rounded up to the nearest whole share.
Forward Looking Statement Disclaimer
This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements, which involve risks and uncertainties. Forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or similar expressions and the negatives of those terms. All statements other than statements of historical facts contained in this Current Report, including statements regarding the timing and effective date of the Reverse Stock Split and the Company’s ability to regain compliance with the listing rules of the Nasdaq Capital Market, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause the Company’s results to vary from expectations include those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be updated by its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission. These forward-looking statements reflect the views and assumptions of the Company with respect to future events as of the date of this Current Report and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, the Company undertakes no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this current report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Paul J. Sekhri
Name:	Paul J. Sekhri
Title:	President and Chief Executive Officer
Dated: November 15, 2023